Exhibit 99.1

Independent Accountant’s Report

Board of Directors and Management

Post Road Equipment Finance, LLC and Subsidiaries (the Company)

Westport, Connecticut

And

Truist Securities, Inc.

New York, New York

And

Wells Fargo Securities, LLC

Charlotte, North Carolina

And

Citizens JMP Securities, LLC

Stamford, Connecticut

And

BofA Securities, Inc.

New York, New York

We have performed the procedures enumerated below on certain records and transactions of the Company for the purpose of assisting the Company, Truist Securities, Inc., Wells Fargo Securities, LLC, Citizens JMP Securities, LLC and BofA Securities, Inc. (collectively, the Specified Parties) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of equipment finance receivable-backed notes issued by Post Road Equipment Finance 2024-1, LLC in accordance with the confidential Preliminary Offering Memorandum. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of equipment finance-backed notes issued by Post Road Equipment Finance 2024-1, LLC in accordance with the confidential Preliminary Offering Memorandum. The Company’s management is responsible for the computer-generated Loan Data Files accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of equipment finance receivable-backed notes issued by Post Road Equipment Finance 2024-1, LLC in accordance with the confidential Preliminary Offering Memorandum. Additionally, Truist Securities, Inc., Wells Fargo Securities, LLC, Citizens JMP Securities, LLC and BofA Securities, Inc. have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The appropriateness of these procedures for the intended purpose is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

i.	The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

ii.	The fields in the Loan Data Files, signed contract and signed credit application shall be herein referred to as “Specified Attributes.”

iii.

The term “Contract” means master lease agreement, equipment schedule, payment schedule, loan and security agreement, non-recourse promissory note, master sale and assignment agreement, guaranty, amendment(s) or other related documents.

iv.

The term “Contract File” means any file containing the Contract and certain printed screen shots from the Company’s servicing system; and the term “Obligor” means borrower(s)/lessee(s) stated on the respective Contracts; and the term “Obligor Group” means the Obligor along with any guarantor(s) on the respective Contracts.

On November 28, 2023, the Company provided us with the Loan Data File with a cutoff date of September 30, 2023 (the “September Loan Data File”) containing 122 individual customer accounts herein referred to as “Underlying Assets” that management represented was the entire population of the Underlying Assets in the proposed transaction. At the Specified Parties’ request, we selected a haphazard sample of 50 individual customer accounts from the Underlying Assets, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the engagement letter dated November 28, 2023, on the haphazard sample of 50 individual customer accounts. From December 1, 2023 to December 20, 2023, we were provided with the source documents referenced in Exhibit A related to the respective 50 individual customer accounts.

For the sample, we compared the Specified Attributes 1. through 12. outlined in Exhibit A and as presented in the September Loan Data File to the corresponding source documents outlined in Exhibit A. We found all Specified Attributes to be in agreement to source documents.

For the sample, we recalculated the current Remaining Contract Term (Specified Attribute 13.) by counting the number of months from September 30, 2023 to the Termination Date on the Contract Files and compared this calculation to the September Loan Data File. We noted no exceptions in our comparison of the recalculations.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets as set forth in Exhibit B.

In performing the comparisons of the Specified Attributes outlined in Exhibit A, we applied the following tolerance as instructed by the Specified Parties:

•	Equipment Cost, Current Payment Amount, Total Residual Value and Balloon Amount: +/- $5.00

•	Active Date and Termination Date: +/- 30 days

We also performed the following procedures on the sample of 50 Underlying Assets:

Inspected the presence of a signed Contract or electronic documentation in the case of Contracts using electronic contracts. We noted no exceptions in our procedures outlined above.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of equipment finance receivable-backed notes issued by Post Road Equipment Finance 2024-1, LLC in accordance with the confidential Preliminary Offering Memorandum. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•

Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than those parties, including investors and rating agencies, who are not identified as parties above but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina

January 29, 2024

Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)

1	Lessee Name (Obligor Name)	Contract

2	Obligor Group Name	Contract and Contract File

3	Lease(/Loan) Type	Contract and Contract File

4	Active Date	Contract and Contract File

5	OrigTerm (Original Term)	Contract and Contract File

6	TermDate (Termination Date)	Contract and Contract File

7	BillFreqUpd (Billing Cycle frequency)	Contract and Contract File

8	EquipmentCost	Contract and Contract File

9	Cash Flows -> 10/31/2023 (Current Payment Amount)	Contract and Contract File

10	State (Customer State)	Contract and Contract File

11	Balloon Payment $ (Balloon Amount)	Contract and Contract File

12	ResidualSalvage (Total Residual Value)	Contract and Contract File

13.	RemTerm (Remaining Contract Term)	Recalculation based on Contract and Contract File

Exhibit B

Specified Attributes Not Subject to Procedures

Below is a list of additional Specified Attributes included in the September Loan Data File. These Specified Attributes were not subject to any procedures as outlined in the engagement letter dated November 28, 2023.

Specified Attribute

#

Previous Pool as of 6/30/2023

Contract

Guarantor

Country

Active Date

FinalPymtDate

DaysPDUE

DQ Status

PaidtoDate

GuarResid

UNGuarResid

FloatRate

Balloon Payment (Y/N)

PREF Transaction Rating

Moody’s Rating

S&P Rating

PREF Risk Classification

NAICS Code

Industry(NAICS) 2

Industry(NAICS) 3

Industry(NAICS) 3 Description

Equipment Code ID

Equipment Code ID Description

Implicit Yield

Securitization Value (as of 1/31/2024)

Servicer Name / Fiscal Agent

Cash Flows -> 11/30/2023 and forward